UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,

D.C. 20549

______________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the

Securities Exchange Act

of 1934

______________________

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☐      Soliciting Material Under §240.14a -12

YuMe, Inc.

(Name of Registrant as Specified

In Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

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YUME, INC.

1204 Middlefield Road

Redwood City, California 94063

June [  ], 2017

Dear Fellow Stockholder:

You are cordially invited to attend the YuMe, Inc. (the “Company”) Annual Meeting of Stockholders on Thursday, July 27, 2017 at 10:30 a.m., local time (the “Annual Meeting”). The Annual Meeting will be held at Fenwick & West LLP, 801 California Street, Mountain View, CA 94041.

The formal notice of the Annual Meeting and the proxy statement, both of which accompany this letter, provide details regarding the business to be conducted at the Annual Meeting including proposals to: (1) approve an amendment to our Certificate of Incorporation to declassify our Board of Directors; (2) elect three Class I directors; and (3) ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2017.

Important information about the matters to be acted upon at the Annual Meeting is included in the notice and proxy statement. Because approval of Proposal 1 requires the affirmative vote of the holders of at least 66-2/3% of the outstanding shares entitled to vote on the record date, your vote will be especially important at this year’s Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. After reading the proxy statement, please promptly vote and submit your proxy. You may vote by telephone or through the Internet or request, sign and return a proxy card. Your vote is important.

Your shares cannot be voted unless you vote your proxy or attend the Annual Meeting in person.

All holders of record of outstanding shares of our common stock at the close of business on May 31, 2017 are entitled to vote at the Annual Meeting.

The Board of Directors and management look forward to seeing you at the Annual Meeting.

Sincerely,

____________________
Paul Porrini
Chief Executive Officer

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible by telephone, over the Internet by following the instructions on your Notice (as defined below) or, if you receive your proxy materials by U.S. mail, by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are registered in the name of a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PRELIMINARY COPY DATED JUNE 5, 2017

SUBJECT TO COMPLETION

YUME, INC.

1204 Middlefield Road

Redwood City, California, 94063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be Held On July 27, 2017

The Annual Meeting of Stockholders of YuMe, Inc., a Delaware corporation (the “Company”), will be held on Thursday, July 27, 2017 at 10:30 a.m. local time at Fenwick & West LLP, 801 California Street, Mountain View, CA 94041 (the “Annual Meeting”) for the following purposes:

1.      To vote on Proposal 1 to approve an amendment to our amended and restated certificate of incorporation to declassify the Board of Directors.

2.      To elect the three Class I director nominees named herein to hold office, depending on the adoption of Proposal 2 below, until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. In the event Proposal 1 above is not adopted, the Class 1 director nominees named herein shall be elected to hold office until the 2020 Annual Meeting of Stockholders in accordance with our current amended and restated certificate of incorporation.

3.      To ratify the selection by the Audit Committee of our Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

4.      To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the accompanying proxy statement.

The record date for the Annual Meeting is May 31, 2017. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote will be available during ordinary business hours at our headquarters for examination by any stockholder for any purpose relating to the Annual Meeting.

By Order of the Board of Directors

Redwood City, CA	Amy Rothstein
June [ ], 2017	General Counsel and Assistant Secretary

IMPORTANT NOTICE: PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD

ON JULY 27, 2017 ARE AVAILABLE AT:

www.proxyvote.com

YUME, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 27, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors (the “Board”) of YuMe, Inc., is soliciting proxies for our 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, July 27. 2017 at 10:30 a.m., local time, at Fenwick & West LLP, 801 California Street, Mountain View, CA 94041.

The proxy materials, including this proxy statement, proxy card and our 2016 Annual Report on Form 10-K, are being distributed and made available on or about June [  ], 2017. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

In this proxy statement the terms “YuMe,” “the Company,” “we,” “us,” and “our” refer to YuMe, Inc.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide stockholders access to our proxy materials over the Internet, instead of mailing printed copies of those materials to each stockholder. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about June [  ], 2017 to stockholders who owned our common stock at the close of business on May 31, 2017 (the “Record Date”). Stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice.

The Notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

Choosing to receive future proxy materials electronically will allow us to provide you with the information you need in a timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

In accordance with SEC rules, we have elected to furnish our proxy materials, including this proxy statement and our 2016 Annual Report on Form 10-K, primarily via the Internet. On or about June [  ], 2017, we sent the Notice to the holders of record and beneficial owners of our common stock as of the close of business on the Record Date. The Notice contains information about the Annual Meeting and instructions on how to access our proxy materials over the Internet beginning on or shortly after June [  ], 2017. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Thursday, July 27, 2016 at 10:30 a.m. local time at Fenwick & West LLP, 801 California Street, Mountain View, CA 94041. Information on how to vote in person at the Annual Meeting is discussed below.

What am I voting on?

There are three matters scheduled for a vote:

1.

Approval of an amendment of the Company’s amended and restated certificate of incorporation (our “Certificate of Incorporation”) to declassify the Board to provide for annual election of all directors;

2.

Election of three Class I directors to the Board to serve: (a) if Proposal 1 above is approved, until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified or (b) if Proposal 1 above is not approved, until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

3.	Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

How does the Board recommend that I vote?

The Board recommends that you vote your shares on the proxy card as follows:

●	FOR the approval of an amendment of the Certificate of Incorporation to declassify the Board of Directors to provide for the annual election of all directors;

●	FOR all Class I director nominees named in this proxy statement;

●	FOR the ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2017; and

●	in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the meeting, if any are properly raised at the meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 34,363,248 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer, then you are a stockholder of record and you may vote at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by telephone, via the Internet, or by signing, dating and returning the accompanying proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee

If at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank or other nominee rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank, or other nominee. The broker, bank, or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you have the right to instruct your broker, bank, or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy issued in your name from your broker, bank, or other nominee.

Does my vote matter?

YES. Stockholder action is required to amend the Certificate of Incorporation, to elect members of the Board, and to approve other important matters. Each share of common stock is entitled to one vote and every share voted has the same weight. In order for the Company to conduct business at the Annual Meeting, a quorum of stockholders (consisting of a majority of the issued and outstanding shares entitled to vote at the Annual Meeting, excluding treasury shares) must be represented at the Annual Meeting in person or by proxy. If a quorum is not obtained, the Company must postpone the Annual Meeting and solicit additional proxies, which is an expensive and time-consuming process that is not in the best interests of the Company or its stockholders. Since few stockholders can spend the time or money to attend stockholder meetings in person, voting by proxy is important to obtain a quorum and complete the stockholder vote. Your vote will be especially important because approval of Proposal 1 requires the affirmative vote of the holders of at least 66-2/3% of the outstanding shares entitled to vote on the record date.

How do I vote?

You may vote by mail or follow any alternative voting procedure described on the proxy card. To use an alternative voting procedure, follow the instructions on the proxy card. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, by proxy using the proxy card, over the telephone, or on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●

To vote using the proxy card sign and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m. local time on July 26, 2017 to be counted.

●

To vote on the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m. local time on July 26, 2017 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from YuMe. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or on the Internet as instructed by your broker, bank or other agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the close of business on the Record Date, which is May 31, 2017.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted:

●	“For” the proposal to approve an amendment to our Certificate of Incorporation to declassify the Board to provide for annual election of all directors;

●	“For” the election of the Board’s three nominees for director; and

●	“For” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2017.

If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is soliciting my proxy and paying for this proxy solicitation?

We are making this solicitation and will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, it may be the case that your shares are registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or on the Internet.

●	You may send a timely written notice that you are revoking your proxy to YuMe’s Secretary at 1204 Middlefield Road, Redwood City, CA 94063.

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes, and, with respect to other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will have no effect and will not be counted towards the vote total for any proposal.

What are abstentions?

Abstentions are shares present at the Annual Meeting that are voted “ABSTAIN” on any particular proposal. Abstentions are counted for the purpose of determining whether a quorum is present.

What are “broker non-votes”?

Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in street name for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares with respect to that particular proposal.

Generally, a broker is entitled to vote beneficially-owned shares on “routine” matters without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as the amendment of our certificate of incorporation (Proposal No. 1) or election of directors (Proposal No. 2).

How many votes are needed to approve each proposal?

●

For Proposal 1, to amend our Certificate of Incorporation to declassify the Board, approval requires that the proposal receive “For” votes from the holders of at least 66-2/3% of outstanding shares entitled to vote on the Record Date. If you choose to “Abstain” on Proposal 1, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

●

For Proposal 2, the election of directors, the three nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.

●

For Proposal 3, ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2017, approval requires that the proposal receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote. If you choose to “Abstain” on Proposal 3, it will have the same effect as an “Against” vote. Broker non-votes will be counted as shares entitled to vote on this matter.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote at the Annual Meeting are present at the Annual Meeting in person or represented by proxy. On the Record Date, there were 34,363,248 shares outstanding and entitled to vote. Thus, the holders of 17,181,625 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. In addition, final voting results will be published, if available, in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to report preliminary results, and to file an additional Form 8-K to report the final results within four business days after the final results are known to us.

PROPOSAL 1

APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECLASSIFY

THE BOARD OF DIRECTORS

At our 2016 Annual Meeting of Stockholders, our stockholders voted to request that our Board take the steps necessary to reorganize the Board into one class with each director subject to election annually.

On May 5, 2017, our Board, after carefully considering the advantages and disadvantages of reorganizing the Board into one class with each director subject to election annually, adopted a resolution approving and declaring the advisability of amendments to our Certificate of Incorporation that would declassify our Board over a three-year period and provide for the annual election of our directors commencing at the Annual Meeting, subject to obtaining approval of such amendments by our stockholders at the Annual Meeting.

Article IV, Section 3 of our Certificate of Incorporation currently provides that our directors are divided into three classes, with each class serving a three-year term. The proposed amendments to our Certificate of Incorporation would phase out the classified board structure. If the proposed amendments are approved, commencing with the class of directors to be elected at the Annual Meeting, each director will stand for election for one-year terms expiring at the next succeeding annual meeting of stockholders. The directors who were elected at the 2015 Annual Meeting of Stockholders, whose terms will expire in 2018, and the directors who were elected at the 2016 Annual Meeting of Stockholders, whose terms will expire in 2019, will hold office until the end of their current terms and thereafter would be eligible for reelection for one-year terms. As a result, the Board will be fully declassified upon the 2019 Annual Meeting of Stockholders. In all cases, each director will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Any director appointed to the Board to fill a vacancy following the annual meeting of stockholders will hold office for a term expiring at the next annual meeting of stockholders following such appointment. Corresponding changes related to the declassification of the Board would be made to Article VI, Section 4 of the Certificate of Incorporation pertaining to vacancies on the Board. Article VI, Section 5 of the Certificate of Incorporation, which currently provides that directors may be removed by stockholders only for cause, would also be amended to allow for removal of directors with or without cause. If the stockholders do not approve this Proposal 1, our Board will remain classified and our directors will continue to be elected for three-year terms as set forth in our Certificate of Incorporation.

This description of the proposed amendments to our Certificate of Incorporation is a summary and is qualified by the full text of the proposed amendments to our Certificate of Incorporation, which is attached to this proxy statement as Annex A and is marked to show the changes described above, with deletions indicated by strikeouts and additions indicated by underlining.

To be approved, the proposed amendments to our Certificate of Incorporation require an affirmative vote of holders of 66-2/3% of the outstanding shares entitled to vote on the Record Date. If approved, the proposed amendments to our Certificate of Incorporation will become effective upon the filing of an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, which we plan to file promptly following shareholder approval and before the conclusion of the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

PROPOSAL 2

ELECTION OF DIRECTORS

NUBMER OF DIRECTORS; BOARD STRUCTURE

Currently the Board is divided into three classes. Each class consists of, as closely as possible, one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The term of the current Class I directors expires at the Annual Meeting. The term of the Class II directors expires at the 2018 Annual Meeting of Stockholders and the term of the Class III directors expires at the 2019 Annual Meeting of Stockholders. If the board declassification proposal is approved then Class I will be eliminated and the directors elected at the Annual Meeting shall serve for a one-year term, while Class II and Class III will be eliminated at the end of their current terms, and directors thereafter will be elected annually (see “Proposal 1” for more information).

NOMINEES

The Board has nominated the individuals listed below to serve on the Board. Their terms will expire (a) if Proposal 1 above is approved, until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified or (b) if Proposal 1 above is not approved, as Class I directors until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or, in each instance, if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors at a meeting. The three nominees receiving the highest number of affirmative votes will be elected. Proxies may not be voted for more than two directors. Shares represented by duly executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Company if a vacancy would exist. The Board recommends that you vote on the enclosed proxy card or voting instruction form “FOR ALL” of the Board’s nominees for election.

Each nominee has agreed to serve if elected and our management has no reason to believe that any nominee will be unable to serve.

John Mutch, Age 60

Since, 2005, Mr. Mutch has been managing partner and founder of MV Advisors LLC, a strategic block investment firm. From 2008 to 2017, Mr. Mutch served as the President, Chief Executive Officer and Chairman of the Board of BeyondTrust Software, a privately held security software company focused on privilege identity management solutions sold into the Global 2000 IT infrastructure market. Mr. Mutch is a member of the board of directors of Maxell Technologies, an energy storage and power delivery solutions company (since 2017), the chairman of the board of Aviat Networks, a global supplier of microwave networking solutions (since 2015) and a member of the board of directors of Agilysys Networks, a provider of hospitality software and solutions (since 2009). From 2008 to 2016, Mr. Mutch also served as a member of the board of directors of Steel Excel, an oilfield service company. Mr. Mutch holds a B.S. in Applied Economics from Cornell University and an M.B.A. from the University of Chicago.

Stephen Domenik, Age 65

Since 1995, Mr. Domenik has served as a general partner of Sevin Rosen Funds, a venture capital firm. From 2010 to 2016, Mr. Domenik served on the board of directors of Pixelworks, Inc., and, from February 2016 to April 2016, Mr. Domenik served as its Interim Chief Executive Officer. Mr. Domenik is also a member of the boards of directors of Emcore Corporation, a provider of advanced mixed-signal optics products (since 2013), and MoSys, Inc., a semiconductor company (since 2012). From 2014 to 2015, Mr. Domenik served as a member on the board of directors of Meru Networks, Inc., a cyber security solutions company. From 2012 to 2013, Mr. Domenik served as a member of the board of directors of PLX Technology, Inc., an integrated circuit company. Mr. Domenik holds an A.B. in Physics and M.S.E.E. from the University of California, Berkeley.

Brian Kelley, 65

Since 2016, Mr. Kelley has served as the Chief Executive Officer and founder of Four Winds Advisors, a business development and services company. From 2014 to 2015, Mr. Kelley served as Chief Executive Officer of Alteva Corporation and as a member of its board of directors from 2013 to 2014. From 2012 to 2014, Mr. Kelley was Chief Executive Officer of Snom Technologies, a VoIP telephone company. From 2007 to 2010, Mr. Kelley served as President of Tamco Technology Corporation, a telecommunications asset management company. Mr. Kelley holds a B.A. in Economics from the University of New Hampshire and an M.B.A. from the University of Connecticut.

Board Recommendation

The Board recommends that you vote “FOR ALL” of the Board’s nominees for election: John Mutch, Stephen Domenik and Brian Kelley.

Background to the Board’s Recommendation in Favor of its Nominees

The Nominating and Governance Committee and the Board consider a number of factors and principles in determining the slate of director nominees for election to the Board. In particular, the Nominating and Governance Committee and the Board sought to evaluate and select the nominees according to the following criteria:

●	high standards of personal integrity;

●	diverse personal and professional backgrounds;

●	industry and operational experience;

●	relevant expertise upon which to be able to offer advice and guidance to management;

●	sufficient time to devote to the affairs of the Company;

●	demonstrated excellence in his or her field with an ability to exercise sound business judgment; and

●	commitment to the long -term interests of the Company’s stockholders.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE IN PROPOSAL 2.

OUR DIRECTORS

The names of our directors, their ages as of May 31, 2017, and their positions with the Company are set forth below, followed by certain other information about our non-employee directors:

Name	Age	Position
Eric Singer(2)(3)	43	Director, Chairman of the Board
Dan Springer(2)*	54	Director
Chris Paisley(1)(3)	64	Director, Chairman of the Audit Committee
Mitchell Habib(1)(2)	56	Director, Chairman of the Compensation Committee
Adriel Lares(1)(3)	44	Director, Chairman of the Nominating and Governance Committee
Jayant Kadambi*	51	Director
Ayyappan Sankaran*	55	Director, Executive Vice President, Chief Technology Officer
Elias Nader(1)	52	Director
(1)	Audit Committee member
(2)	Compensation Committee member
(3)	Nominating and Governance Committee member

 * Not serving as a Board member following the Annual Meeting or until his successor is duly elected and qualified.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2018 ANNUAL MEETING OF STOCKHOLDERS

Mitchell Habib

Mr. Habib has served as a member of the Board since June 2013. Since June 2014, Mr. Habib has been President and Chief Executive Officer of FCM LLC, a full service consulting firm supporting private equity clients and their portfolio businesses. From 2012 to 2014, Mr. Habib was the Chief Operating Officer of Nielsen Holdings N.V., a global information and measurement company. From 2007 to 2011, Mr. Habib served as the Executive Vice President of Nielsen’s Global Business Services division. Prior to Nielsen, Mr. Habib served as Chief Information Officer for certain North American divisions of Citigroup, Inc. and for several major divisions of General Electric. Mr. Habib holds a B.S. in Journalism and a Masters degree in Public Administration from the University of Florida.

Adriel Lares

Mr. Lares has served as a member of the Board since June 2013. Since May 2016, Mr. Lares has served as the Chief Financial Officer of Fastly, Inc., a content delivery network. From 2012 to 2015, Mr. Lares served as the Chief Financial Officer of Lookout, Inc., a security technology company, and remained in an advisory role until November 2015. From 2010 to 2012, Mr. Lares served as the Business Unit Leader of Hewlett-Packard Company’s 3PAR division, which provides data storage solutions, and from 2001 until acquired by Hewlett-Packard Company in 2010, as the Director of Finance and the Treasurer and Chief Financial Officer of 3PAR, Inc. Prior to 3PAR, Inc., Mr. Lares served as Chief Financial Officer of Techfuel, Inc., a reseller of high-end storage management solutions, a technology investment banker at Morgan Stanley & Co. Incorporated and a Treasury Analyst for the Walt Disney Company. Mr. Lares holds a B.A. in Economics from Stanford University.

Christopher Paisley

Mr. Paisley has served as a member of the Board since November 2012. Mr. Paisley also serves on the boards of directors of Ambarella, Inc., a developer of video compression and image processing semiconductors, Equinix, Inc., a provider of network colocation and managed services, Fitbit, Inc., a wearables fitness and health tracker company, and Fortinet, Inc., a provider cyber security software. Since 2001, Mr. Paisley has served as the Dean’s Executive Professor of Accounting at the Leavey School of Business at Santa Clara University. From 1985 to 2000, Mr. Paisley was the Chief Financial Officer of 3Com Corporation, a computer networking company. Mr. Paisley holds a B.A. in Business Economics from the University of California, Santa Barbara and an M.B.A. from the Anderson School at the University of California, Los Angeles.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2019 ANNUAL MEETING OF STOCKHOLDERS

Elias Nader

Mr. Nader has been a member of the Board since May 2016. Since April 2014, Mr. Nader has served as Chief Financial Officer and Secretary of Sigma Designs, Inc., a provider of intelligent media platforms for use in the home entertainment and control markets. From 2013 to 2014, Mr. Nader served as Sigma Designs’ interim Chief Financial Officer and Secretary and from 2012 to 2013 as its Corporate Controller. From 2011 to 2012, Mr. Nader served as a Chief Financial Officer consultant with various companies in Europe and the Middle East. From 2010 to 2011, Mr. Nader served as group Chief Financial Officer with Imperial Jet, a VIP business aircraft company based in Europe and the Middle East. From 2005 to 2010, Mr. Nader served as Corporate Controller at Dionex Corporation, a chromatography company, which was acquired by Thermo-Fisher. Mr. Nader holds a B.S. in Business Administration, a B.A. in Economics, and an MBA in International Business from San Jose State University.

Eric Singer

Mr. Singer has been a member of the Board since May 2016. Mr. Singer also serves on the boards of IEC Electronics Corporation, a provider of electronic manufacturing services, Numerex Corporation, a provider of managed enterprise solutions, and Support.com, Inc., a provider of cloud-based software and services. Since May 2014, Mr. Singer has served as the managing member of each of VIEX GP, VSO GP II, and VIEX Capital.   From 2009 to 2014, Mr. Singer held various positions at Potomac Capital Management III, LLC, and its related entities, an investment partnership. From 2007 to 2009, Mr. Singer was a senior investment analyst at Riley Investment Management, a hedge fund sponsor. From 2003 to 2007, Mr. Singer managed private portfolios for Alpine Resources, LLC.  Mr. Singer holds a B.A. in American Studies from Brandeis University.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee has selected Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Moss Adams LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Company’s Bylaws, its other governing documents and applicable law do not require stockholder ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm. However, the Board is submitting the selection of Moss Adams LLP to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

On April 18, 2017, the Audit Committee dismissed PricewaterhouseCoopers LLP, effective immediately following the filing of our Form 10-Q for the quarter ending March 31, 2017. On May 5, 2017 it approved the engagement of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

PricewaterhouseCoopers LLP’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2016 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2016 and the subsequent interim periods through May 10, 2017, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PricewaterhouseCoopers LLP’s satisfaction, would have caused PricewaterhouseCoopers LLP to make reference thereto in their reports on the financial statements for such periods, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. Accordingly, PricewaterhouseCoopers LLP’s report on the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2016, which was included in the Company’s Form 10-K for the fiscal year ended December 31, 2016, did not contain an adverse opinion thereon.

The Company provided PricewaterhouseCoopers LLP with a copy of the disclosures it made in its Current Report on Form 8-K dated April 21, 2017, and requested that PricewaterhouseCoopers LLP furnish a letter addressed to the SEC stating whether or not it agrees with the statements made. A copy of PricewaterhouseCoopers LLP’s letter dated April 21, 2017, was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K dated April 21, 2017.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim periods through January 1 2017 through May 10, 2017, neither the Company nor anyone acting on its behalf has consulted with Moss Adams LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal controls over financial reporting, and neither a written report or oral advice was provided to the Company that Moss Adams LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

We regularly review the services and fees of our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually.

The following table represents aggregate fees billed to the Company for the years ended December 31, 2016 and December 31, 2015 by PricewaterhouseCoopers LLP, which served as the Company’s independent registered public accounting firm prior to the appointment of Moss Adams LLP on May 5, 2017.

	Year ended December 31,
	2016	2015
	(in thousands)
Audit Fees(1)	$1,197	$1,190
Audit Related Fees(2)	40	—
Tax Fees(3)	10	—
Other Fees(4)	2	2
Total Fees	$1,249	$1,192

(1)	Audit fees consist of professional services rendered in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements.
(2)	Represents consultation fees regarding financial and reporting matters.
(3)	Represents fees for international tax consulting.
(4)	Represents access fees for online accounting materials.

All services and fees described above were approved by the Board or Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

Consistent with auditor independence requirements of the SEC and the Public Company Accounting Oversight Board, our Audit Committee is responsible for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, currently Moss Adams LLP, and previously, PricewaterhouseCoopers LLP. The Audit Committee has authorized its chairman to pre-approve certain services and associated fees up to $100,000, and any pre-approval decisions made pursuant to such delegation shall be reported to the full Audit Committee at its next scheduled meeting following such decision.

The Audit Committee has determined that the rendering of the services other than audit services by PricewaterhouseCoopers LLP and Moss Adams LLP during their respective engagements is compatible with maintaining the independent registered public accounting firm’s independence.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Moss Adams LLP.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

In accordance with the listing rules of the New York Stock Exchange, a majority of the members of a listed company’s Board must qualify as independent, as affirmatively determined by the company’s board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of independence, including those set forth in pertinent listing standards of the New York Stock Exchange, as in effect from time to time.

Our Board has determined that director nominees Mr. Mutch, Mr. Domenik and Mr. Kelley, and continuing directors Mr. Singer, Mr. Habib, Mr. Nader, Mr. Lares and Mr. Paisley, are independent under the rules of the New York Stock Exchange.

The New York Stock Exchange listing rules generally require that, subject to specified exceptions, each member of our audit, compensation and governance committees be independent. Audit Committee members must further satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. In addition, in determining the independence of any director who will serve on the Compensation Committee, the Board must consider certain additional factors specified in the New York Stock Exchange listing rules. Our Board has determined that all members of our Audit Committee, Compensation Committee and Nominating and Governance Committee are independent and all members of our Audit Committee and Compensation Committee satisfy the relevant additional independence requirements for the members of those committees.

BOARD LEADERSHIP STRUCTURE

The Board is currently led by Mr. Singer, who was appointed as the chairman of the Board in November 2016.

The chairman oversees the planning of the annual Board calendar and, in consultation with the other directors, schedules and sets the agenda for meetings of the Board and leads the discussion at such meetings. In addition, the chairman chairs the annual meeting of stockholders, is available in appropriate circumstances to speak on behalf of the Board, and performs such other functions and responsibilities as set forth in our Corporate Governance Guidelines or as requested by the Board from time to time. The chairman also chairs the executive sessions of the Board, which are held regularly among the non-employee members of the Board.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, and through its various standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

To promote open discussion among the independent directors, our Board periodically conducts executive sessions of independent directors during regularly scheduled Board meetings and at such other times as may be requested by an independent director. These sessions are led by the chairman or, in the absence of the chairman, another independent director selected at the beginning of such executive session by the independent directors present.

MEETINGS OF THE BOARD

The Board met 18 times during 2016. Each incumbent Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served during the portion of 2016 for which he was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee each of which has the composition and responsibilities described below. From time to time, the Board may establish other committees to facilitate the management of our business. Each committee operates under a charter that has been approved by our Board. Current copies of each committee’s charter are posted on our corporate website (www.yume.com) under “Investor Relations”.

The following table provides membership information for the year ended December 31, 2016 for each committee:

Name	Audit	Compensation	Nominating and Governance
Eric Singer*		X	X
Dan Springer**
Mitchel Habib	X	X***
Christopher Paisley	X***		X
Adriel Lares	X		X***
Jayant Kadambi**
Ayyappan Sankaran**
Elias Nader*	X
Craig Forman****		X	X
Derrek Harrar****

___________

*	Mr. Singer and Mr. Nader were elected to the Board on May 27, 2016 and to their respective committees in August 2016.
**	Served as a Board member until the Annual Meeting.
***	Committee Chairperson
****	Served as a Board member until the 2016 Annual Meeting.

During the year ended December 31, 2016, the Audit Committee held five meetings, the Compensation Committee held seven meetings and the Nominating and Governance Committee held nine meetings.

Audit Committee

The Audit Committee oversees, among other things, the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee members must satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

The Audit Committee consists of Mr. Paisley, the chairman of the committee, Mr. Lares, Mr. Habib and Mr. Nader, each of whom the Board has determined meets the criteria for independence under the applicable New York Stock Exchange listing requirements and SEC rules and regulations. Mr. Paisley, Mr. Lares and Mr. Nader are each an “audit committee financial expert” as defined by SEC rules and regulations. Mr. Paisley currently serves on the audit committees of more than three public companies. The Board has determined that such simultaneous service does not impair the ability of Mr. Paisley to effectively serve on the Company’s Audit Committee.

The principal duties and responsibilities of the Audit Committee include:

•

Appointing and retaining an independent registered public accounting firm to serve as independent auditor to audit our consolidated financial statements, overseeing the independent auditor’s work and determining the independent auditor’s compensation;

•	Approving in advance all audit services and non-audit services to be provided to us by our independent registered public accounting firm;

•

Establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•

Reviewing and discussing with management and our independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s review of our quarterly consolidated financial statements;

•

Conferring with management and our independent registered public accounting firm about the scope, adequacy and effectiveness of our internal accounting controls, the objectivity of our financial reporting and our accounting policies and practices; and

•	Preparing an audit committee report as required by the SEC for inclusion in our annual proxy statement or annual reports on Form 10-K filed with the SEC.

A copy of the charter of the Audit Committee can be located on our corporate website (www.yume.com) under “Investor Relations”.

Compensation Committee

The Compensation Committee consists of Mr. Habib, the chairman of the committee, Mr. Singer and Mr. Springer. Our Board has determined that each of these directors is a non-employee member of our Board as defined in Rule 16b-3 under the Exchange Act and an outside director as that term is defined Section 162(m) of the Internal Revenue Code of 1986 (the “Internal Revenue Code”). Our Board has determined that the composition of our Compensation Committee satisfies the applicable independence requirements under, and the functioning of our Compensation Committee complies with the applicable requirements of, the New York Stock Exchange listing rules and SEC rules and regulations. The Compensation Committee’s responsibilities include:

•

Establishing and approving performance goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives and setting, or recommending to the full Board for approval, the Chief Executive Officer’s compensation, including incentive-based and equity-based compensation, based on that evaluation;

•	Setting the compensation of our other executive officers, based in part on recommendations of the Chief Executive Officer;

•	Exercising administrative authority under our stock plans and employee benefit plans;

•	Establishing policies and making recommendations to our Board regarding director compensation;

•	Reviewing and discussing with management the compensation discussion and analysis that we may be required to include in SEC filings; and

•	Preparing a compensation committee report on executive compensation as may be required by the SEC to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.

A copy of the charter of the Compensation Committee can be located on our corporate website (www.yume.com) under “Investor Relations”.

In 2014 the Board formed an Equity Award Committee, composed of the Company’s Chief Executive Officer, to which it delegated authority to grant, without any further action required by the Compensation Committee, equity awards including stock options and restricted stock units to new hires and employees who are not executive officers, directors or direct reports to the Chief Executive Officer, within certain pre-approved guidelines. The purpose of this delegation of authority is to enhance the flexibility of equity administration within the Company and to facilitate the timely grant of equity awards to non-officer employees within specified limits approved by the Compensation Committee based on the employee’s geographic location, level and job function. During 2016, the Equity Award Committee exercised its authority to grant options to purchase an aggregate of 10,400 shares of common stock and restricted stock unit awards in an aggregate amount of 454,709 shares of common stock to employees of the Company. The Board dissolved the Equity Award Committee in February 2017 and delegated directly to the Chief Executive Officer the authorization previously granted to the Equity Award Committee.

Our compensation consultant, Compensia, was engaged to advise the Compensation Committee on executive compensation matters, including with respect to determining our peer group, analyzing market practices and trends relating to executive compensation in general and analyzing specific cash and equity compensation ranges for our executive officers.

Compensation Committee Interlocks and Insider Participation

None of our directors who currently serves as a member of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

Nominating and Governance Committee

The Nominating and Governance Committee consists of Mr. Lares, the chairman of the committee, Mr. Singer, and Mr. Paisley. Our Board has determined that the composition of our Nominating and Governance Committee satisfies the applicable independence requirements under, and the functioning of our Nominating and Governance Committee complies with the applicable requirements of, the New York Stock Exchange listing standards and SEC rules and regulations. The Nominating and Governance Committee’s responsibilities and duties include:

•	Assessing the need for new directors and identifying individuals qualified to become directors;

•	Recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	Assessing individual director performance, participation and qualifications;

•	Developing and recommending to the Board corporate governance guidelines;

•	Monitoring the effectiveness of the Board and the quality of the relationship between management and the Board;

•	Overseeing an annual evaluation of the Board’s performance; and

•	Reviewing and approving any proposed transactions between us and any related person.

A copy of the charter of the Nominating and Governance Committee can be located on our corporate website (www.yume.com) under “Investor Relations”.

The Nominating and Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to represent the long-term interests of the Company’s stockholders. However, the Nominating and Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Governance Committee considers diversity, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Governance Committee also determines whether the nominee must be independent for purposes of the New York Stock Exchange listing standards. The Nominating and Governance Committee may use its and the Board’s network of contacts to compile a list of potential candidates and may also engage, if it deems appropriate, a professional search firm. The Nominating and Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, and based on whether or not the candidate was recommended by a stockholder. Stockholders who would like to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Governance Committee, c/o YuMe, Inc., at the following address: 1204 Middlefield Road, Redwood City, CA 94063, Attn: Secretary. If a stockholder wishes the Nominating and Governance Committee to consider a director candidate for nomination at an annual meeting of stockholders, then the recommendation must be in accordance with the procedures set forth in our bylaws. In general, the request must be provided at least 75 days, but not more than 105 days, prior to the anniversary date of the preceding year’s annual meeting of stockholders. However, the bylaws also provide that in the event the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered no earlier than the 105th day prior to the currently proposed annual meeting of stockholders and no later than the close of business on the later of the 75th day prior to such annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such meeting is made. Submissions must include the name and address of the stockholder on whose behalf the submission is made, the number of shares of the Company that are owned beneficially by such stockholder as of the date of the submission, the full name of the proposed candidate, a description of the proposed candidate’s business experience for at least the previous five years, complete biographical information for the proposed candidate, and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

COMMUNICATIONS WITH THE BOARD; ATTENDANCE AT ANNUAL STOCKHOLDERS’ MEETING

Stockholders and other interested parties who wish to communicate with the Board may do so by sending written communications addressed to the Board c/o YuMe, Inc., 1204 Middlefield Road, Redwood City, CA 94063, Attn: Secretary. Each communication must set forth the name and address of the stockholder, or interested party, on whose behalf the communication is sent and the number of Company shares, if any, that are owned beneficially by such stockholder, or interested party, as of the date of the communication. It is the Company’s policy to invite and encourage directors and nominees for director to attend the annual meeting of stockholders. Last year, 5 of our then current directors attended the 2016 Annual Meeting of Stockholders.

CODES OF CONDUCT

The Company has adopted a Code of Conduct for Directors that applies to its directors and a Code of Conduct for Employees that applies to all of its officers and employees (collectively, the “Codes of Conduct”). The Codes of Conduct are available on our corporate website (www.yume.com) under “Investor Relations”. If the Company makes any substantive amendments to the Codes of Conduct or grants any waiver from a provision of the Codes of Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE GUIDELINES

The Company has adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at the Investor Relations page of our website at www.yume.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

OF DIRECTORS

The information contained in this Audit Committee Report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reipoference in its entirety the proxy statement in which this report appears, except to the extent that YuMe specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2016 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Christopher Paisley, Chairman

Adriel Lares

Mitchell Habib

Elias Nader

EXECUTIVE OFFICERS WHO ARE

NOT DIRECTORS

OUR EXECUTIVE OFFICERS

The names of our current executive officers, their ages as of April 30, 2017 and their positions with the Company are set forth below, followed by certain other information about them:

Name	Age	Position
Paul Porrini	55	Chief Executive Officer, President
Anthony Carvalho	60	Executive Vice President, Chief Financial Officer
Michael Hudes	56	Executive Vice President, Chief Revenue Officer
Ayyappan Sankaran	55	Executive Vice President, Chief Technology Officer

Paul Porrini

Mr. Porrini has served as our Chief Executive Officer since November 2016. Prior to that, Mr. Porrini served as our General Counsel and Secretary since July 2012 and was named Executive Vice President, General Counsel and Secretary in April 2013. From February 2008 to June 2012, Mr. Porrini served as Vice President, Deputy General Counsel and Assistant Secretary at Hewlett-Packard Company, a global provider of technology and software products, and from 2001 to 2008 he served in a variety of other legal roles with Hewlett-Packard. From 1999 to 2001, Mr. Porrini served as Senior Vice President, General Counsel and Secretary of Bluestone Software, Inc., a web application server software company that was acquired by Hewlett-Packard. Prior to Bluestone, Mr. Porrini held partner and associate roles at several law firms. Mr. Porrini began his legal career as an Attorney Advisor in the Division of Corporation Finance with the SEC. Mr. Porrini holds a B.S. in Quantitative Business Analysis from the Pennsylvania State University, a J.D. from the Widener University School of Law and an L.L.M. (Taxation) from the Georgetown University Law Center.

Anthony Carvalho

Mr. Carvalho has served as our Executive Vice President, Chief Financial Officer since May 2014. Prior to that, Mr. Carvalho served as our Vice President, Financial Planning and Administration since March 2013 and prior to that, Mr. Carvalho was on sabbatical from October 2012 to March 2013. From 2011 to 2012, Mr. Carvalho served as Vice President, Finance at Modcloth, Inc., an online specialty clothing retailer. From 2008 to 2011, Mr. Carvalho served as Vice President, Finance at Service Source International, Inc., a recurring revenue management solutions company. Prior to 2008, Mr. Carvalho was the Vice President, Finance of Aliph, Inc., a manufacturer and distributor of Bluetooth enabled devices, the Corporate Controller of Upek, Inc., a provider of biometric fingerprint security solutions, the Chief Financial Officer of Xoom, Inc., a provider of international money transfer solutions and the Vice President, Finance and Corporate Controller of PayPal, Inc., which was acquired by eBay, Inc. Mr. Carvalho is a certified public accountant and holds a Bachelors of Commerce from the University of Mumbai.

Ayyappan Sankaran

Mr. Sankaran is a founder of our Company; he has served as our Chief Technology Officer since August 2008 and has served as our Vice President, Engineering and a member of the Board since our inception in 2004. Mr. Sankaran was named Executive Vice President, Engineering and Chief Technology Officer in April 2013. Prior to co-founding the Company, Mr. Sankaran was Director of Software Development at Netopia, Inc., a publicly-held manufacturer of DSL equipment and service provider for Internet service providers and carriers. He was a co-founder of StarNet Technologies, a voice over DSL company, which was acquired by Netopia in 1999. Prior to co-founding StarNet Technologies, Mr. Sankaran held various technical positions at Octel Communications (acquired by Lucent Technologies), Abbott Labs and Ready Systems. Mr. Sankaran holds a B.S.E.E. from the College of Engineering, Madras, India and a Master’s degree in Electrical Engineering from the University of Texas.

Michael Hudes

Mr. Hudes has served as our Executive Vice President, Chief Revenue Officer since November 2016. Prior to that, Mr. Hudes served as our Executive Vice President, Emerging Markets from February 2010 to October 2016. From 2009 to 2010, Mr. Hudes served as Chief Executive Officer of Keystream Corporation, a platform for publishers and advertisers to monetize video content. From 2008 to 2009, Mr. Hudes served as President of Innovation Strategy and Growth for Interpublic Group Mediabrands, a global marketing network. Mr. Hudes graduated with honors and holds a B.A. in Political Science from the University of Rochester.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's common stock, as of March 31, 2017, by: (i) each director and nominee for director; (ii) each executive officer named in the Summary Compensation Table; (iii) all currently serving executive officers, directors and nominees for director of the Company, as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

The percentage ownership information shown in the table is based upon 34,194,224 shares of common stock outstanding as of March 31, 2017.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before May 30, 2017, which is 60 days after March 31, 2017. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o YuMe, Inc., 1204 Middlefield Road, Redwood City, CA 94063.

Name of Beneficial Owner	Shares Beneficially Owned
Principal Stockholders:	Number	Percentage
Entities affiliated with VIEX Capital Advisors(1)	5,492,596	16.1
Entities affiliated with AVI Management(2)	3,613,262	10.6
Entities affiliated with Edenbrook Capital(3)	1,792,692	5.2
Named Executive Officers, Directors and Nominees for Director:
Jayant Kadambi(4)	1,560,677	4.6
Paul Porrini(5)	350,022	1.0
Ayyappan Sankaran(6)	1,406,967	4.1
Jim Soss(7)	—	—
Mitchell Habib(8)	113,551	*
Adriel Lares(9)	98,979	*
Elias Nader(10)	15,473	*
Chris Paisley(11)	174,802	*
Eric Singer(12)	5,508,069	16.1
Daniel Springer(13)	311,842	*
John Mutch	—	—
Stephen Domenik	—	—
Brian Kelley	—	—
All executive officers, directors and nominees for director as a group(15 persons)(14)	10,033,240	29.3

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)

Based on the Schedule 13D filed on July 28, 2016, consists of (i) 2,591,733 shares held by VIEX Opportunities Fund, LP – Series One (“Series One”), (ii) 561,269 shares held by VIEX Opportunities Fund, LP – Series Two (“Series Two”) and (iii) 2,339,594 shares held by VIEX Special Opportunities Fund II, LP (“VSO II”). VIEX Capital Advisors, LLC (“VIEX Capital”) is the investment manager of each of Series One, Series Two and VSO II. Eric Singer is the managing member of VIEX Capital Advisors. The address of the entities affiliated with VIEX Capital Advisors is 825 Third Avenue, 33rd Floor, New York, New York 10022.

(2)

Based on the Schedule 13D/A filed on September 14, 2016, consists of (i) 3,003,560 shares held by AVI Capital Yankee, LP (“AVI Yankee”), (ii) 39,102 shares held by AVI Capital Partners, LP (“AVI LP”) and (iii) 570,600 shares held by the AVI Managed Account. AVI Partners, LLC (“AVI Partners”) is the general partner of each of AVI Yankee and AVI LP. AVI Management, LLC (“AVI Management”) is the investment manager of each of AVI Yankee and AVI LP. AVI Partners is the investment advisor of the AVI Managed Account. James A. Dunn, Jr. and Darren C. Wallis are managing partners of AVI Partners and managing members of AVI Management. The address of the entities affiliated with AVI Management is 555 E. Lancaster Avenue, Suite 520, Radnor, PA 19087.

(3)

Based on the Schedule 13D filed on September 14, 2016, consists of 1,792,692 shares held by Edenbrook Capital, LLC (“Edenbrook”). Jonathon Brolin is the principal of Edenbrook with respect to the common stock owned by Edenbrook. The address for Edenbrook and Mr. Brolin is 2 Depot Plaza, Bedford Hills, New York 10507.

(4)	Consists of (i) 1,011,947 shares held by Mr. Kadambi and (ii) 548,730 shares subject to exercisable options.
(5)	Consists of (i) 111,690 shares held by Mr. Porrini and (ii) 238,332 shares subject to exercisable options.
(6)

Consists of (i) 121,760 shares held by Mr. Sankaran, (ii) 795,363 shares held in the Ayyappan Living Trust and (iii) 489,844 shares subject to exercisable options. Mr. Sankaran has sole voting and investment power over the shares held by the Ayyappan Sankaran Trust dated June 24, 2013.

(7)	Mr. Soss did not beneficially own any shares or equity awards.
(8)	Consists of (i) 13,257 shares held by Mr. Habib, (ii) 22,546 shares subject to vesting restricted stock units and (ii) 77,748 shares subject to exercisable options.
(9)	Consists of (i) 29,923 shares held by Mr. Lares, (ii) 22,546 shares subject to vesting restricted stock units and (iii) 46,510 shares subject to exercisable options.
(10)	Consists of 15,473 shares subject to vesting restricted stock units held by Mr. Nader.
(11)

Consists of (i) 69,923 shares held by Mr. Paisley, (ii) 2,000 shares held in The Kent Paisley Trust UAD 12/29/1997, of which Mr. Paisley is the trustee, (iii) 2,000 shares held in The Blake Paisley Trust UAD 12/29/1997, of which Mr. Paisley is the trustee, (iv) 22,546 shares subject to vesting restricted stock units and (v) 78,333 shares subject to exercisable options. Mr. Paisley has sole voting and investment power over the shares held by both The Kent Paisley Trust UAD 12/29/1997 and The Blake Paisley Trust UAD 12/29/1997.

(12)

Consists of (i) 5,492,596 shares held by entities affiliated with VIEX Capital Advisors, of which Mr. Singer is a managing member and (ii) 15,473 shares subject to vesting restricted stock units held directly by Mr. Singer.

(13)

Consists of (i) 239,296 shares held by Mr. Springer, (ii) 50,000 shares held in The Springer Revocable Trust U/A DTD 2/26/2014, of which Mr. Springer is the trustee and (iii) 22,546 shares subject to vesting restricted stock units. Mr. Springer has sole voting and investment power over the shares held by The Springer Revocable Trust U/A DTD 2/26/2014.

(14)

Consists of (i) 8,059,856 shares, (ii) 121,917 shares subject to vesting restricted stock units and (iii) 1,851,467 shares subject to exercisable options that are beneficially held by our directors and all executive officers as a group.

SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2016, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except a late Form 4 filing by Mr. Kadambi due to administrative error. On August 28, 2014, Mr. Kadambi received a grant of 70,000 restricted stock units, of which 35,000 shares vested and settled on August 28, 2016. The Company withheld 13,153 shares in order to cover applicable tax withholdings. The Form 4 reporting these transactions was filed on September 2, 2016.

EXECUTIVE COMPENSATION

Overview

This section provides an overview of the material components of our executive compensation program for our Chief Executive Officer(s) and each of our two other most highly compensated executives during 2016. We refer to these individuals as our “named executive officers” or “NEOs”. The compensation provided to our NEOs is set forth in detail in the Summary Compensation Table and other tables that follow this section, as well as the accompanying footnotes and narratives relating to those tables. This section also discusses our executive compensation philosophy, objectives and design, and the compensation decisions for our NEOs in 2016.

Our NEOs for 2016 were:

•	Paul T. Porrini, President, Chief Executive Officer;

•	Jayant Kadambi, Co-Founder and former Chief Executive Officer;

•	Ayyappan Sankaran, member of the Board of Directors, Executive Vice President, Engineering and Chief Technology Officer; and

•	Jim Soss, Executive Vice President, General Manager North America.

Effective November 9, 2016, Mr. Kadambi ceased serving as our Chief Executive Officer and Mr. Soss ceased serving as our Executive Vice President, General Manager North America. Mr. Kadambi continues to serve as a non-employee director on our Board. Mr. Porrini was appointed Chief Executive Officer effective November 9, 2016.

Objectives for our Executive Compensation Programs

Consistent with our compensation philosophy, the primary goals of our executive compensation programs are to:

•	Provide competitive compensation to recruit, retain and engage top talent;

•	Align executive compensation to Company performance and our stockholders’ interests; and

•	Balance short- and long-term objectives.

Elements of Our Executive Compensation Program

The key elements of our compensation package for NEOs are base salary, bonuses, equity-based awards, and our benefits programs. Each NEO’s compensation has been designed to provide a combination of compensation that is tied to achievement of our short- and long-term objectives.

Base Salary

We offer base salaries that are intended to provide a level of stable fixed compensation to NEOs for performance of day-to-day services. Initial base salaries of executive officers other than our co-founders are established as the result of arm’s-length negotiation with the individual at the time of hiring. Base salaries for our executive officers are reviewed annually to determine whether an adjustment is warranted or required. In 2016, the Compensation Committee reviewed the base salaries of our executive officers taking into consideration data from a compensation analysis performed by our compensation consultant, Compensia. The base salaries paid to our NEOs for 2016 are set forth in the 2016 Summary Compensation Table below.

Bonuses

We provide our executive officers, including the NEOs, with the opportunity to earn cash bonuses to encourage the achievement of corporate and individual objectives and to reward those individuals who significantly impact our corporate results. The Compensation Committee determines and approves cash bonus decisions for our executive officers.

Under our 2016 Cash Incentive Plan, based on achievement of the performance measures identified by the Compensation Committee under the 2016 Cash Incentive Plan, Mr. Porrini, Mr. Kadambi, Mr. Sankaran and Mr. Soss were eligible to receive up to 40%, 100%, 50% and 50% of base salary, respectively.

Mr. Porrini received compensation of $119,121 and Mr. Sankaran received compensation of $124,650 under the 2016 Cash Incentive Plan. Mr. Kadambi and Mr. Soss were no longer employed by the Company and were therefore not eligible to receive any bonus under the 2016 Cash Incentive Plan.

Equity-Based Awards

We use equity awards to motivate and reward our executive officers, including our NEOs, for long-term corporate performance based on the value of our common stock and, thereby, to align the interests of our executive officers with those of our stockholders. Prior to August 2013, these equity awards had been granted solely in the form of options to purchase shares of our common stock. Following the initial public offering of our common stock completed in August 2013 (our “IPO”), we have granted both options and restricted stock units (“RSUs”) in order to provide additional retention incentives for our executives. We have adopted a program in which all executives are eligible for annual equity grants.

Historically, the size and form of the initial equity awards for our executive officers were established through arm’s-length negotiation at the time the individual was hired. In making these awards, the Board or Compensation Committee considered, among other things, the prospective role and responsibility of the individual executive, competitive factors, the cash compensation to be received by the executive officer, and the need to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.

 Benefit Programs

Our employee benefit programs, including health, dental, vision, life insurance and disability programs, are designed to provide a competitive level of benefits to our employees generally, including our executive officers and their families. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market. Our executive officers are entitled to participate in the same employee benefit plans, and on the same terms and conditions, as all other United States full-time employees.

2016 SUMMARY COMPENSATION TABLE

The following table presents summary information regarding the total compensation earned during 2016 and 2015 by our NEOs.

Name	Year		Base Salary(1) ($)		Bonus ($)		Stock Awards(2) ($)	Option Awards(3) ($)	Non-equity Incentive Plan Compensation ($)		All other Compensation(4) ($)		Total ($)
Jayant Kadambi	2016		$706,013	(5)	$—		$1,244,061	$—	$—		$64,667	(6)	$2,014,741
(Chief Executive Officer)	2015		$370,000		$—		$1,130,000	$—	$222,000	(7)	$2,500		$1,724,500
Paul Porrini(8)	2016		$340,129		$—		$402,194	$—	$119,121	(9)	$51,685		$913,129
(Chief Executive Officer)	2015		$315,000		$—		$656,225	$—	$94,500	(9)	$2,500		$1,068,225
Ayyappan Sankaran	2016		$332,350		$—		$413,075	$—	$124,650	(10)	$53,254		$923,329
(Chief Technology Officer)	2015		$325,000		$24,400	(10)	$680,040	$—	$97,500	(10)	$2,500		$1,129,440
Jim Soss	2016		$316,667	(11)	$—		$—	$569,557	$—		$2,500		$888,724
(Executive Vice President, General Manager North America)	2015	(12)	$—		$—		$—	$—	$—		$—		$—

(1)

Amounts in this column reflect base salary for each of the NEOs, including any salary contributed by the NEO to our 401(k) plan. For 2016 and 2015, we offered matching contributions of 50% of the first 6% of base compensation on employee contributions to the 401(k) plan up to $2,500.

(2)

Amounts in this column represent the grant date fair value, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation-Stock Compensation, or FASB ASC 718, of RSUs issued to the NEO during the indicated year that are subject to time-based vesting. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.

(3)

Reflects the grant date fair value of the stock options granted as computed in accordance with FASB ASC 718. The valuation assumptions used in calculating the grant date fair value of the stock options are set forth in Note 11 of Notes to Consolidated Financial Statements included in the Company’s 2016 Annual Report on Form 10-K.

(4)

Amounts in this column include 401(k) plan matching contributions of $2,500 in both 2016 and 2015 (see footnote 1 above) and payout of accrued paid time off (“PTO”), if any, which the Company liquidated during 2016 and paid out to all employees that had accrued PTO as of December 31, 2015.

(5)

Mr. Kadambi ceased serving as our Chief Executive Officer effective November 9, 2016. Amount includes Mr. Kadambi’s base salary received through November 9, 2016 in the amount of $324,913 and severance received in the amount of $381,100.

(6)	Includes $4,390 Mr. Kadambi received for his service as a non-employee director in November and December 2016.
(7)

Mr. Kadambi received non-equity incentive plan compensation in 2015 based primarily on the Company’s performance against its revenue plan, its operational execution and the continued attainment of strategic goals as determined by the Compensation Committee.

(8)	Mr. Porrini was appointed Chief Executive Officer effective November 9, 2016.
(9)

Mr. Porrini received non-equity incentive plan compensation in 2015 and 2016 based primarily on the Company’s performance against its revenue plan, its operational execution and the continued attainment of strategic goals as determined by the Compensation Committee.

(10)

Mr. Sankaran received non-equity incentive plan compensation in 2016 and 2015 and a discretionary cash bonus in 2015 based primarily on the Company’s performance against its revenue plan, its operational execution and the continued attainment of strategic goals as determined by the Compensation Committee.

(11)

Mr. Soss commenced employment with the Company in February 2016 and terminated November 9, 2016. Amount includes Mr. Soss’s base salary received through November 9, 2016 in the amount of $179,167 and severance in the amount of $137,500.

(12)	Mr. Soss was not employed by the Company in 2015.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

The following table provides information about outstanding stock options and stock awards held by each of our NEOs at December 31, 2016.

		Option Awards						Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Jayant Kadambi	01/24/2008(2)	44,272	—	$0.66	01/23/2018	—	—	—	—
	12/10/2008(2)	2,025	—	$0.60	12/09/2018	—	—	—	—
	12/10/2008(3)	132,174	—	$0.60	12/09/2018	—	—	—	—
	05/27/2011(2)	83,333	—	$4.62	05/26/2021	—	—	—	—
	01/29/2013(3)	139,759	2,218	$6.42	01/28/2023	2,218	$7,940	—	—
	08/06/2013(4)	88,541	53,125	$9.00	08/05/2023	53,125	$190,188	—	—
	08/28/2014(2)	54,999	3,383	$5.23	08/27/2024	3,383	$12,111	—	—
	02/26/2015(5)	—	—	—	—	—	—	37,500	$211,875
	03/02/2016(6)	—	—	—	—	—	—	192,939	$777,544
Paul Porrini	07/26/2012(3)	183,333	—	$4.68	07/25/2022	—	—	—	—
	08/06/2013(4)	25,000	25,000	$9.00	08/05/2023	25,000	$89,500	—	—
	05/22/2014(2)	25,833	14,167	$5.28	05/21/2024	14,167	$50,718	—	—
	02/26/2015(5)	—	—	—	—	—	—	29,037	$164,059
	03/02/2016(6)	—	—	—	—	—	—	83,167	$335,163
Ayyappan Sankaran	01/24/2008(2)	45,000	—	$0.66	01/23/2018	—	—	—	—
	12/10/2008(2)	2,036	—	$0.60	12/09/2018	—	—	—	—
	12/10/2008(3)	166,666	—	$0.60	12/09/2018	—	—	—	—
	05/27/2011(2)	83,333	—	$4.62	05/26/2021	—	—	—	—
	01/29/2013(3)	139,020	2,957	$6.42	01/28/2023	2,957	$10,586	—	—
	08/06/2013(4)	20,833	20,833	$9.00	08/05/2023	20,833	$74,582	—	—
	05/22/2014(2)	25,833	14,167	$5.28	05/21/2024	14,167	$50,718	—	—
	02/26/2015(5)	—	—	—	—	—	—	30,091	$170,014
	03/02/2016(6)	—	—	—	—	—	—	85,417	$344,231
Jim Soss	03/16/2016(3)	—	295,000	$3.61	03/15/2026	295,000	$1,064,950	—	—

(1)

All of the outstanding equity awards granted prior to August 6, 2013 were granted under our 2004 Plan (as defined below). The outstanding equity awards granted on and after August 6, 2013 were granted under our 2013 Plan (as defined below).

(2)	Option vests in equal monthly installments over four years.
(3)	Option vests over four years, with 25% vesting one year from the vesting commencement date and in equal installments each month thereafter.
(4)	Option vests over four years, with 20% vesting at year two, 30% vesting at year three and 50% vesting at year four.
(5)	RSU grant vests semi-annually in equal installments over two years from the grant date.
(6)	RSU grant vests semi-annually in equal installments over three years from the grant date.

STOCK OPTION EXERCISES AND STOCK VESTED DURING 2016

For our NEOs, there were no option exercises during 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Jayant Kadambi	—	—	263,261	(1)	$920,289	(1)
Paul Porrini	—	—	92,206		$325,096
Ayyappan Sankaran	—	—	94,930		$334,721
Jim Soss	—	—	—		—

(1)

Includes the accelerated vesting of 76,813 restricted stock unit awards in accordance with the Company’s 2015 Executive Severance Plan. See “POST-EMPLOYMENT COMPENSATION” below for information on our 2015 Executive Severance Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2016 with respect to compensation plans under which shares of our common stock may be issued. The category “Equity compensation plans approved by security holders” in the table below consists of the 2004 Stock Plan (“2004 Plan”), the 2013 Equity Incentive Plan (“2013 Plan”) and the 2013 Employee Stock Purchase Plan (“2013 Purchase Plan”).

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	5,432,570	(1)	$5.08	(2)	5,288,238	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	5,432,570	(1)	$5.08	(2)	5,288,238	(3)
(1)	Includes 1,678,448 shares subject to outstanding restricted stock units.
(2)	The weighted average exercise price relates solely to shares subject to outstanding stock options, as shares subject to restricted stock units have no exercise price.
(3)

This number includes 4,952,254 shares of common stock for issuance under the 2013 Plan and 335,984 shares of common stock for issuance under the 2013 Purchase Plan. The Company originally reserved 2,000,000 shares of its common stock for issuance under the 2013 Plan, and shares reserved for issuance increase January 1 of each year by the lesser of (i) 5% of the number of shares issued and outstanding on December 31 immediately prior to the date of increase or (ii) such number of shares as may be determined by the Board. On January 1, 2015 and 2016, shares reserved for issuance under the 2013 Plan increased by 1,653,316 and 1,722,761, respectively. As of January 1, 2017, the Board determined the 2013 Plan had a sufficient number of shares reserved for the next twelve months and determined not to increase the shares reserved as of that date. The Company originally reserved 500,000 shares of its common stock for issuance under the 2013 Purchase Plan and shares reserved for issuance increase January 1 of each year by the lesser of (i) a number of shares equal to 1% of the total number of outstanding shares of common stock on December 31 immediately prior to the date of increase or (ii) such number of shares as may be determined by the Board. On January 1, 2016 and 2017, shares reserved for issuance under the 2013 Purchase Plan increased by 344,552 and 339,468, respectively. On February 19, 2015, and August 19, 2015 employees purchased 170,368 and 226,375 shares of common stock under the 2013 Purchase Plan, respectively. On February 19, 2016, and August 19, 2016 employees purchased 257,944 and 188,558 shares of common stock under the 2013 Purchase Plan, respectively.

Equity Compensation Plans

2004 Stock Plan

The 2004 Plan authorized the Company to grant restricted stock awards or stock options to employees, directors and consultants at prices not less than the fair market value at date of grant for incentive stock options and not less than 85% of fair market value for non-statutory options. Option vesting schedules were determined by the Board at the time of issuance and they generally vest at 25% on the first anniversary of the grant (or the employment or service commencement date) and monthly over the next 36 months. Options generally expire ten years from the date of grant unless the optionee is a 10% stockholder, in which case the term will be five years from the date of grant. Unvested options exercised are subject to the Company’s repurchase right. Upon the effective date of the registration statement related to the Company’s IPO, the 2004 Plan was amended to cease the grant of any additional awards thereunder, although the Company will continue to issue common stock upon the exercise of stock options previously granted under the 2004 Plan.

2013 Equity Incentive Plan

The 2013 Plan became effective on August 6, 2013. The 2013 Plan serves as the successor equity compensation plan to the 2004 Plan. The 2013 Plan will terminate on July 23, 2023. The 2013 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock awards, stock appreciation rights, performance stock awards, restricted stock units, stock bonus awards and cash performance awards to employees, directors and consultants. Stock options granted must be at prices not less than 100% of the fair market value at date of grant. Option vesting schedules are determined by the Compensation Committee or the Equity Award Committee at the time of issuance and, for initial grants, they generally vest at 25% on the first anniversary of the grant (or the employment or service commencement date) and monthly over the next 36 months. Options generally expire ten years from the date of grant unless the optionee is a 10% stockholder, in which case the term will be five years from the date of grant. Unvested options exercised are subject to the Company’s repurchase right. RSU vesting schedules are determined by the Compensation Committee or the Equity Award Committee at the time of issuance.

2013 Employee Stock Purchase Plan

The 2013 Purchase Plan became effective on August 6, 2013. The 2013 Purchase Plan is designed to enable eligible employees to periodically purchase shares of the Company’s common stock at a discount through payroll deductions of up to 15% of their eligible compensation, subject to any plan limitations. At the end of each offering period, employees are able to purchase shares at 85% of the lower of the fair market value of the Company’s common stock on the first trading day of the offering period or on the last day of the offering period. Purchases are accomplished through participation in discrete offering periods. The 2013 Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code.

POST-EMPLOYMENT COMPENSATION

Pension Benefits

Our NEOs did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during 2016.

Nonqualified Deferred Compensation

Our NEOs did not earn any nonqualified deferred compensation benefits from us during 2016.

Potential Payments upon Termination and Change in Control

On February 13, 2015, the Board adopted the Executive Severance Plan (the “Severance Plan”) for the Company’s executive-level employees. Under the Severance Plan, if our Chief Executive Officer or either of our founders (a “Founder”) is terminated for any reason other than cause, death or disability, other than in connection with a change in control of the Company, he or she would be entitled to receive severance benefits of an amount equal to (i) 100% of his or her then-current annual base salary and (ii) an estimate of the aggregate monthly benefits premium under COBRA for twelve months. In addition, 25% of the shares underlying all unvested equity awards held by the Chief Executive Officer or Founder immediately prior to such termination will become vested and exercisable in full for a period of one year after the date of termination. If our Chief Executive Officer or a Founder is terminated for any reason other than cause, death or disability within three months before or twelve months after a change in control, he or she would be entitled to receive (i) 150% of his or her then-current annual base salary and (ii) an estimate of the aggregate monthly benefits premium under COBRA for twelve months. In addition, 100% of the shares underlying all unvested equity awards held by the Chief Executive Officer or Founder immediately prior to such termination will become vested and exercisable in full for a period of one year after the date of termination. If our Chief Executive Officer or a Founder is terminated for death or disability, 25% of the shares underlying all unvested equity awards held by such person immediately prior to such termination will become vested and exercisable in full for a period of one year after the date of termination.

If any executive officer of the Company other than our Chief Executive Officer or a Founder (an “Other Executive Officer”) is terminated other than for cause, death or disability and other than in connection with a change in control of the Company, that officer would be entitled to receive (i) 50% of his or her then-current annual base salary, and (ii) an estimate of the aggregate monthly benefits premium under COBRA for twelve months. If an Other Executive Officer is terminated other than for cause, death or disability and within three months before or twelve months after a change in control, that officer would be entitled to receive (i) 100% of his or her then-current annual base salary, and (ii) an estimate of the aggregate monthly benefits premium under COBRA for twelve months. In addition, if the Other Executive Officer has been employed by the Company for at least one year, 100% of the shares underlying all unvested equity awards held by that officer immediately prior to such termination will become vested and exercisable in full for a period of one year after the date of termination. If the Other Executive Officer has been employed by the Company for less than one year, 25% of the shares underlying all unvested equity awards held by that officer immediately prior to such termination will become vested and exercisable in full for a period of one year after the date of termination. If any Other Executive Officer is terminated for death or disability, 25% of the shares underlying all unvested equity awards held by that officer immediately prior to such termination will become vested and exercisable in full for a period of one year after the date of termination.

The Company may amend the Severance Plan at any time, and may terminate the Severance Plan and any benefits payable thereunder at any time. No such amendment or termination may curtail benefits under the Severance Plan to any employee who has commenced receiving such benefits. The Severance Plan supersedes in its entirety the executive severance policy that was previously in effect.

In November 2016, the Compensation Committee approved a performance award granted pursuant to the 2013 Equity Incentive Plan to Mr. Porrini that provides for a cash payment equal to $300,000 to be paid in two equal installments in November 2017 and November 2018 (“Performance Award”). The Performance Award is based on achievement of certain strategic goals. Upon termination of employment not in connection with a change in control, Mr. Porrini will receive any vested but unpaid portion of the Performance Award. Payments under the Performance Award will be accelerated and paid in full upon a change in control of the Company.

DIRECTOR COMPENSATION FOR YEAR ENDED

DECEMBER 31, 2016

Non-Employee Director Compensation

Our directors are entitled to receive cash and equity compensation for their service on our Board and its committees. Equity awards currently consist of an initial stock award, upon first appointment to our Board, with a Black-Scholes value of $175,000, and annual awards thereafter with a Black-Scholes value of $85,000. If awards consist of options they will be granted with an exercise price equal to the fair market value of our common stock on the date of grant and vest over three years after the grant date (for initial grants) or one year after the grant date (for annual grants). If such awards are restricted stock units they will vest over three years after the grant date (for initial grants) or one year after the grant date (for annual grants).

On May 27, 2016, we granted each of our non-employee directors an equity award based upon the director’s preferred equity mix pursuant to our director compensation policy. Our two newly elected directors, Mr. Nader and Mr. Singer, elected to receive 46,419 RSUs at a price of $3.77 per unit, which was the fair market value of our common stock on the date of grant. Mr. Nader’s and Mr. Singer’s RSUs vest one-third annually over a three-year vesting term. All four existing non-employee directors elected to receive 22,546 RSUs at a price of $3.77 per unit, which was the fair market value of our common stock on the date of grant. The RSUs grated to our existing non-employee directors vest one year from the date of grant.

Each non-employee director is entitled to receive compensation for his or her service consisting of annual cash retainers and equity awards. Our non-employee directors are entitled to receive the following annual cash retainers for their service:

Position	Retainer
Board Member	$30,000
Lead Independent Director	15,000
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Governance Committee Chair	7,500
Audit Committee Member	7,500
Compensation Committee Member	7,500
Nominating and Governance Committee Member	3,500

Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their expenses in attending meetings, including travel, meal and other expenses incurred to attend meetings.

The following table shows, for the year ended December 31, 2016, certain information with respect to the compensation of all non-employee directors of the Company that served during 2016. Mr. Sankaran did not receive compensation for his service as director during 2016.

Name	Fees Earned or Paid in Cash(1)		Restricted Stock Unit Awards(2)	Option Awards(3)	Total
Craig Forman(4)	$69,583	(5)	$—	$—	$69,583
Mitchell Habib	$52,500		$85,000	$—	$137,500
Derek Harrar(4)	$50,400	(5)	$—	$—	$50,400
Jayant Kadambi(6)	$4,390		$—	$—	$4,390
Adriel Lares	$45,000		$85,000	$—	$130,000
Christopher Paisley	$53,500		$85,000	$—	$138,500
Elias Nader(4)	$21,027		$175,000	$—	$196,027
Eric Singer(4)	$22,482		$175,000	$—	$197,482
Daniel Springer	$50,287	(7)	$85,000	$—	$135,287

(1)	Amounts in this column represent annual cash retainers for director service on the Board and Board committees for 2016.
(2)

Amounts in this column reflect the grant date fair value of RSUs, calculated by multiplying the closing price of our common stock on the date of grant by the number of RSUs granted, without regard to forfeitures.

(3)	No options were granted to non-employee directors in 2016.
(4)	Represents compensation for part of the year: Mr. Forman and Mr. Harrar were not re-elected to the Board on May 27, 2016 and Mr. Singer and Mr. Nader were elected to the Board on May 27, 2016.
(5)

Includes an additional payment authorized by the Board to Mr. Forman and Mr. Harrar in recognition of their services during the contested election in the amounts of $52,500 and $37,900, respectively, which represents the pro-rated value of their unvested equity grant as of May 27, 2016.

(6)	Mr. Kadambi received compensation for serving as a non-employee director from November 9, 2016 through December 31, 2016.
(7)	Includes the lead independent director compensation through November 8, 2016.

The table below shows the outstanding equity awards of each of our non-employee directors as of December 31, 2016:

Name	Aggregate Equity Awards Outstanding (#)
Mitchel Habib	78,738(1)
22,546(2)
Jayant Kadambi(3)	603,829(1)
230,439(2)
Adriel Lares	47,500(1)
22,546(2)
Elias Nader	46,419(2)
Christopher Paisley	78,333(1)
22,546(2)
Eric Singer	46,419(2)
Daniel Springer	22,546(2)
(1)	Stock option awards.
(2)	Restricted stock unit awards.
(3)	Mr. Kadambi’s outstanding equity awards were granted during his service as Chief Executive Officer.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Employment Arrangements

We have entered into employment arrangements with our named executive officers as more fully described above in “Post-Employment Compensation”.

Stock Options Granted to Executive Officers and Directors

We have granted stock options to our executive officers and directors, as more fully described in the “Outstanding Equity Awards at December 31, 2016” and “Director Compensation for year ended December 31, 2016” sections above.

Indemnification Agreements

We have entered into, and intend to continue to enter into, indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our amended and restated bylaws and our amended and restated certificate of incorporation. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these agreements are necessary to attract and retain qualified persons as our officers and directors. We also maintain directors’ and officers’ liability insurance.

Transactions with Related Persons

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involves exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Codes of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Nominating and Governance Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

•	The risks, costs and benefits to us;

•	The impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	The availability of other sources for comparable services or products; and

•	The terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Nominating and Governance Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Nominating and Governance Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Since January 1, 2016, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, holder of more than 5% of our common stock, or any member of their immediate family had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION PROCEDURES FOR SUBMITTING STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be brought before the Annual Meeting of Stockholders.

Our bylaws provide that, for nominations of persons for election to our Board or other proposals to be considered at an annual meeting of stockholders, a stockholder must give written notice to our Secretary at 1204 Middlefield Road, Redwood City, CA, 94063 no later than 5:00 p.m. Pacific Time on the 75th day, nor earlier than 5:00 p.m. Pacific Time on the 105th day prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders. However, the bylaws also provide that in the event the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered no earlier than the 105th day prior to the currently proposed annual meeting of stockholders and no later than the close of business on the later of the 75th day prior to such annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made.

Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the proxy statement and to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.

Requirements for Stockholder Proposals to be considered for Inclusion in the Company’s Proxy Materials

In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Exchange Act Rule 14a-8. For such proposals to be included in our proxy materials relating to our next annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and be received by us no later than January [  ], 2018. Such proposals must be delivered to our Secretary at 1204 Middlefield Road, Redwood City, CA 94063.

HOUSEHOLDING OF PROXY

MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are YuMe stockholders will be householding the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or the Company. Direct your request either in writing to Secretary, YuMe, Inc., 1204 Middlefield Road, Redwood City, 94063, or by telephone at (650) 591-9400, and the Company will promptly deliver a copy to you. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request householding of their communications should contact their brokers.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

ANNUAL REPORT ON

FORM 10-K

We are distributing this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”) to our stockholders in connection with the Annual Meeting. We previously filed the 2016 Annual Report, which includes our consolidated financial statements for the year ended December 31, 2016, with the Securities and Exchange Commission. Copies of the 2016 Annual Report are available free of charge at the SEC’s website (www.sec.gov), and on our website (http://investors.yume.com). Upon request by a YuMe stockholder we will also mail without charge a printed copy of our 2016 Annual Report, including the financial statements and financial statement schedules. Exhibits to the 2016 Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to Investor Relations, YuMe, Inc., 1204 Middlefield Road, Redwood City, California 94063.

By Order of the Board of Directors

Paul T. Porrini

June [  ], 2017

ANNEX A

Proposed Amendment to the Certificate of Incorporation

If Proposal 1 is approved and the amendment becomes effective, Article VI, Sections 3, 4 and 5 of the Restated Certificate shall be amended and restated in their entirety as follows:

“            3.  ~~Classified Board.  Subject~~ Board Terms.  Prior to the 2017 annual meeting of stockholders and subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes ~~designated as Class I, Class II and Class III, respectively (“Classified Board”).  The Board may assign members of the Board already in office to such classes of the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board, with the number of directors in each class to be divided as nearly equal as reasonably possible. The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the closing of the Corporation's initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock to the public (“Initial Public Offering”), the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the closing of the Initial Public Offering, and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the closing of the Initial Public Offering.  At each annual meeting of stockholders commencing with the first annual meeting of stockholders following the closing of the Initial Public Offering, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire~~.  Commencing with the 2017 annual meeting of stockholders, each director elected or appointed at and after the 2017 annual meeting of stockholders (other than directors elected by one or more series of Preferred Stock under specified circumstances) shall be elected or appointed for a term expiring at the ~~third~~ next succeeding annual meeting of stockholders ~~after their election.  Notwithstanding anything to the contrary in the foregoing provisions of this Article VI, Section 3, each director shall hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal~~; provided, however, that any director elected or appointed prior to the 2017 annual meeting of stockholders shall complete the term to which such director has been elected or appointed.  The term for each director elected at the 2014 annual meeting of stockholders shall expire at the 2017 annual meeting of stockholders.  The term for each director elected at the 2015 annual meeting of stockholders shall expire at the 2018 annual meeting of stockholders, and the term for each director elected at the 2016 annual meeting of stockholders shall expire at the 2019 annual meeting of stockholders.  The division of directors into classes shall terminate at the 2019 annual meeting of stockholders.

4.     Term and Removal. Each director shall hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted in the Bylaws.  Subject to the rights of the holders of any series of Preferred Stock, ~~no director may be removed from the Board except for cause and~~ directors serving in a class of directors elected for a term expiring at the third annual meeting of stockholders following the election of such class may be removed only for cause, and all other directors may be removed either for or without cause, and directors may be removed for or without cause only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock of the Corporation then entitled to vote ~~at an election of directors voting together as a single class.  In the event of any increase or decrease in the authorized number of directors, (a) each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board~~ thereon.  No decrease in the authorized number of directors constituting the Board shall shorten the term of any incumbent director.

5.     Board Vacancies. Subject to the rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (a) the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders or (b) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders. Any director elected or appointed in accordance with the preceding sentence ~~shall, if elected to fill a vacancy not created by a newly created directorship, be elected to a class of directors in which such vacancy exists, and~~ at any time at or after the 2017 annual meeting of stockholders shall hold office for a term expiring at the next succeeding annual meeting of stockholders ~~at which the term of office of the class to which the director has been assigned expires~~ or until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal.  No decrease in the authorized number of directors shall shorten the term of any incumbent director.”

YuMe

YUME, INC.
1204 MIDDLEFIELD ROAD
REDWOOD CITY, CA 94063

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 pm Eastern Time on July 26, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 pm Eastern Time on July 26, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 before the 2017 Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E30700-P95544 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

YUME, INC.

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
Proposal 1. To approve amendments to our amended and restated certificate of incorporation to declassify the Board of Directors.	☐	☐	☐

Proposal 2. Election of Class I directors to the Board

Nominees:	For	Withhold
2a. John Mutch	☐	☐
2b. Stephen Domenik	☐	☐
2c. Brian Kelley	☐	☐

NOTE: This proxy grants the proxy holders discretion to act upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

E30701-P95544

YUME, INC.
Annual Meeting of Stockholders
July 27, 2017, 10:30 am
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paul Porrini, Tony Carvalho and Amy Rothstein, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of YUME, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 am, PDT on July 27, 2017, at the offices of Fenwick & West LLP, 801 California Street, Mountain View, CA 94041, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

V1.1